                         SECURITIES AND EXCHANGE COMMISSION

                               Washington, D.C. 20549

                                      FORM 8-K

                                   CURRENT REPORT

       PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

          Date of Report (Date of earliest event reported)  July 30, 1998



                               PUMA TECHNOLOGY, INC.
                ----------------------------------------------------
                 (Exact name of registrant as specified in charter)



            Delaware                   0-21709              77-0349154
--------------------------------   ---------------   ------------------------
(State or other jurisdiction of      (Commission           (IRS Employer
         incorporation               File Number)        Identification No.)

PUMA TECHNOLOGY, INC., 2550 North First Street, #500, San Jose, CA   95131
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(Address of principal executive offices)                           (Zip Code)


Registrant's telephone number, including area code:  (408) 321-7650

                                  Not applicable.
    ----------------------------------------------------------------------
         (Former name or former address, if changed since last report)


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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

     On July 30, 1998, and effective on that date, Puma Technology, Inc., a Delaware corporation (the "Company"), completed an acquisition (the "Merger") of SoftMagic Corp., a privately-held Florida corporation ("SoftMagic"), pursuant to an Agreement and Plan of Reorganization, dated July 27, 1998, by and among the Company, PacificTech Acquisition Corporation, a Delaware corporation and wholly-owned subsidiary of the Company ("PacificTech"), and SoftMagic. Upon consummation of the Merger, SoftMagic merged with and into PacificTech.

     Under the terms of the Merger, SoftMagic's securityholders will receive One Million Dollars ($1,000,000) and approximately 341,742 shares of the Company's Common Stock in exchange for all outstanding shares of SoftMagic capital stock. The transaction will be accounted for as a purchase and the Company expects the total consideration of the purchase to be approximately Three Million Dollars ($3,000,000). In conjunction with the acquisition, the Company expects a significant one-time in-process research and development charge in its fourth fiscal quarter for SoftMagic products which have not yet reached technological feasibility.

          The amount of the Merger consideration was determined through arms-length negotiation. There were no material relationships between the SoftMagic shareholders and the Company or any of its affiliates, any director or officer of the Company, or any associate of any such director or officer prior to the Merger. The Company is obligated to prepare and file with the Securities and Exchange Commission a registration statement on Form S-3 with respect to the shares of the Company's Common Stock issued in the Merger.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

     (a)    Financial statements of business acquired.

            It is impracticable to provide the audited financial statements of SoftMagic for the periods required at the date of this report. The Company intends to file such financial statements as are required to be filed as soon as they become available and in any event not later than October 13, 1998.

     (b)    Pro forma financial information.

            It is impracticable to provide the pro forma financial information required pursuant to Article 11 of Regulation S-X at the date of this report. The Company intends to file such pro forma financial information as are required to be filed as soon as they become available and in any event not later than October 13, 1998.

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     (c)    The following exhibits are attached and filed herewith:


             Exhibit No.    Description
             -----------    -----------
             2.1            Agreement and Plan of Reorganization
                            dated as of July 27, 1998, by and
                            among Puma Technology, Inc., a
                            Delaware corporation, PacificTech
                            Acquisition Corporation, a Delaware
                            corporation and wholly-owned
                            subsidiary of Puma, and SoftMagic
                            Corp., a Florida corporation.

                            The above agreement contains a list
                            identifying all exhibits and schedules
                            thereto not filed as a part of Exhibit
                            2.1.  The Company agrees to furnish
                            supplementally a copy of any omitted
                            exhibits or schedules to the
                            Securities and Exchange Commission
                            upon request.
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                                     SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        PUMA TECHNOLOGY, INC.


Date:  August 13, 1998                  By:  /s/ M. Bruce Nakao
                                            ---------------------------
                                             M. Bruce Nakao
                                             Chief Financial Officer



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                                   EXHIBIT INDEX


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

                                                              Sequentially
Exhibit No.    Description                                   Numbered Page
-----------    -----------                                   -------------
 2.1           Agreement and Plan of Reorganization                6
               dated as of July 27, 1998, by and among
               Puma Technology, Inc., a Delaware
               corporation, PacificTech Acquisition
               Corporation, a Delaware corporation and
               wholly-owned subsidiary of Puma, and
               SoftMagic Corp., a Florida corporation.

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